                                AMENDMENT NO. 18
                           TO THE AMENDED AND RESTATED
                            MASTER DISTRIBUTION PLAN

                                (CLASS A SHARES)

           The Amended and Restated Master Distribution Plan (the "Plan"), dated as of August 18, 2003, pursuant to Rule 12b-1, is hereby amended, effective March 27, 2006, as follows:

           WHEREAS, the parties desire to amend the Plan to reflect the removal of AIM Mid Cap Growth Fund, AIM Premier Equity Fund and AIM Small Company Growth Fund.

           NOW THEREFORE, Schedule A to the Plan is hereby deleted in its entirety and replaced with the following:

                                   "SCHEDULE A
                                       TO
                            THE AMENDED AND RESTATED
                            MASTER DISTRIBUTION PLAN
                                (CLASS A SHARES)
                         (DISTRIBUTION AND SERVICE FEES)

           The Fund shall pay the Distributor as full compensation for all services rendered and all facilities furnished under the Distribution Plan for the Class A Shares of each Portfolio designated below, a Distribution Fee* and a Service Fee determined by applying the annual rate set forth below as to the Class A Shares of each Portfolio to the average daily net assets of the Class A Shares of the Portfolio for the plan year. Average daily net assets shall be computed in a manner used for the determination of the offering price of the Class A Shares of the Portfolio.

                                              MINIMUM
AIM COUNSELOR SERIES TRUST                     ASSET
--------------------------                     BASED          MAXIMUM        MAXIMUM
                                               SALES          SERVICE       AGGREGATE
PORTFOLIO - CLASS A SHARES                     CHARGE           FEE            FEE
                                              ---------      ---------      ---------

AIM Advantage Health Sciences Fund                 0.00%          0.25%          0.25%
AIM Multi-Sector Fund                              0.00%          0.25%          0.25%
AIM Structured Core Fund                           0.00%          0.25%          0.25%
AIM Structured Growth Fund                         0.00%          0.25%          0.25%
AIM Structured Value Fund                          0.00%          0.25%          0.25%

                                               MINIMUM
AIM EQUITY FUNDS                                ASSET
----------------                                BASED         MAXIMUM        MAXIMUM
                                                SALES         SERVICE       AGGREGATE
PORTFOLIO - CLASS A SHARES                      CHARGE          FEE            FEE
                                              ---------      ---------      ---------

[AIM Aggressive Growth Fund                        0.00%          0.25%          0.25%]
[AIM Blue Chip Fund                                0.00%          0.25%          0.25%]
AIM Capital Development Fund                       0.00%          0.25%          0.25%
AIM Charter Fund                                   0.00%          0.25%          0.25%
AIM Constellation Fund                             0.00%          0.25%          0.25%
AIM Diversified Dividend Fund                      0.00%          0.25%          0.25%
AIM Large Cap Basic Value Fund                     0.00%          0.25%          0.25%
AIM Large Cap Growth Fund                          0.00%          0.25%          0.25%
[AIM Mid Cap Growth Fund                           0.00%          0.25%          0.25%]
AIM Select Basic Value Fund                        0.00%          0.25%          0.25%
[AIM Weingarten Fund                               0.00%          0.25%          0.25%]

                                              MINIMUM
AIM FUNDS GROUP                                ASSET
---------------                                BASED          MAXIMUM        MAXIMUM
                                               SALES          SERVICE       AGGREGATE
PORTFOLIO - CLASS A SHARES                     CHARGE           FEE            FEE
                                              ---------      ---------      ---------

AIM Basic Balanced Fund                            0.00%          0.25%          0.25%
AIM European Small Company Fund                    0.00%          0.25%          0.25%
AIM Global Value Fund                              0.00%          0.25%          0.25%
AIM International Small Company Fund               0.00%          0.25%          0.25%
AIM Mid Cap Basic Value Fund                       0.00%          0.25%          0.25%
[AIM Premier Equity Fund                           0.00%          0.25%          0.25%]
AIM Select Equity Fund                             0.00%          0.25%          0.25%
AIM Small Cap Equity Fund                          0.00%          0.25%          0.25%

                                              MINIMUM
AIM GROWTH SERIES                              ASSET
-----------------                              BASED          MAXIMUM        MAXIMUM
                                               SALES          SERVICE       AGGREGATE
PORTFOLIO - CLASS A SHARES                     CHARGE           FEE            FEE
                                              ---------      ---------      ---------

AIM Basic Value Fund                               0.00%          0.25%          0.25%
AIM Conservative Allocation Fund                   0.00%          0.25%          0.25%
AIM Global Equity Fund                             0.00%          0.25%          0.25%
AIM Growth Allocation Fund                         0.00%          0.25%          0.25%
AIM Income Allocation Fund                         0.00%          0.25%          0.25%
AIM International Allocation Fund                  0.00%          0.25%          0.25%
AIM Mid Cap Core Equity Fund                       0.00%          0.25%          0.25%
AIM Moderate Allocation Fund                       0.00%          0.25%          0.25%
AIM Moderate Growth Allocation Fund                0.00%          0.25%          0.25%
AIM Moderately Conservative Allocation Fund        0.00%          0.25%          0.25%
AIM Small Cap Growth Fund                          0.00%          0.25%          0.25%

                                              MINIMUM
AIM INTERNATIONAL MUTUAL FUNDS                 ASSET
------------------------------                 BASED          MAXIMUM        MAXIMUM
                                               SALES          SERVICE       AGGREGATE
PORTFOLIO - CLASS A SHARES                     CHARGE           FEE            FEE
                                              ---------      ---------      ---------

AIM Asia Pacific Growth Fund                       0.00%          0.25%          0.25%
AIM European Growth Fund                           0.00%          0.25%          0.25%
AIM Global Aggressive Growth Fund                  0.00%          0.25%          0.25%
AIM Global Growth Fund                             0.00%          0.25%          0.25%
AIM International Core Equity Fund                 0.00%          0.25%          0.25%
AIM International Growth Fund                      0.00%          0.25%          0.25%

                                              MINIMUM
AIM INVESTMENT FUNDS                           ASSET
--------------------                           BASED          MAXIMUM        MAXIMUM
                                               SALES          SERVICE       AGGREGATE
PORTFOLIO - CLASS A SHARES                     CHARGE           FEE            FEE
                                              ---------      ---------      ---------

AIM China Fund                                     0.00%          0.25%          0.25%
AIM Developing Markets Fund                        0.00%          0.25%          0.25%
AIM Enhanced Short Bond Fund                       0.00%          0.25%          0.25%
AIM Global Health Care Fund                        0.00%          0.25%          0.25%
AIM International Bond Fund                        0.00%          0.25%          0.25%

AIM Japan Fund                                     0.00%          0.25%          0.25%
AIM Trimark Endeavor Fund                          0.00%          0.25%          0.25%
AIM Trimark Fund                                   0.00%          0.25%          0.25%
AIM Trimark Small Companies Fund                   0.00%          0.25%          0.25%

                                              MINIMUM
AIM INVESTMENT SECURITIES FUNDS                ASSET
-------------------------------                BASED          MAXIMUM        MAXIMUM
                                               SALES          SERVICE       AGGREGATE
PORTFOLIO - CLASS A SHARES                     CHARGE           FEE            FEE
                                              ---------      ---------      ---------

AIM Global Real Estate Fund                        0.00%          0.25%          0.25%
AIM High Yield Fund                                0.00%          0.25%          0.25%
AIM Income Fund                                    0.00%          0.25%          0.25%
AIM Intermediate Government Fund                   0.00%          0.25%          0.25%
AIM Limited Maturity Treasury Fund                 0.00%          0.15%          0.15%
AIM Municipal Bond Fund                            0.00%          0.25%          0.25%
AIM Real Estate Fund                               0.00%          0.25%          0.25%
AIM Short Term Bond Fund                           0.00%          0.25%          0.25%
AIM Total Return Bond Fund                         0.00%          0.25%          0.25%

                                              MINIMUM
AIM SECTOR FUNDS                               ASSET
----------------                               BASED          MAXIMUM        MAXIMUM
                                               SALES          SERVICE       AGGREGATE
PORTFOLIO - CLASS A SHARES                     CHARGE           FEE            FEE
                                              ---------      ---------      ---------

AIM Energy Fund                                    0.00%          0.25%          0.25%
AIM Financial Services Fund                        0.00%          0.25%          0.25%
AIM Gold & Precious Metals Fund                    0.00%          0.25%          0.25%
AIM Leisure Fund                                   0.00%          0.25%          0.25%
AIM Technology Fund                                0.00%          0.25%          0.25%
AIM Utilities Fund                                 0.00%          0.25%          0.25%

                                              MINIMUM
AIM SPECIAL OPPORTUNITIES FUNDS                ASSET
-------------------------------                BASED          MAXIMUM        MAXIMUM
                                               SALES          SERVICE       AGGREGATE
PORTFOLIO - CLASS A SHARES                     CHARGE           FEE            FEE
                                              ---------      ---------      ---------

AIM Opportunities I Fund                           0.00%          0.25%          0.25%
AIM Opportunities II Fund                          0.00%          0.25%          0.25%
AIM Opportunities III Fund                         0.00%          0.25%          0.25%

                                              MINIMUM
AIM STOCK FUNDS                                ASSET
---------------                                BASED           MAXIMUM       MAXIMUM
                                               SALES           SERVICE      AGGREGATE
PORTFOLIO - CLASS A SHARES                     CHARGE           FEE            FEE
                                              ---------      ---------      ---------

AIM Dynamics Fund                                  0.00%          0.25%          0.25%
[AIM Small Company Growth Fund                     0.00%          0.25%          0.25%]

                                              MINIMUM
                                               ASSET
                                               BASED          MAXIMUM        MAXIMUM
                                               SALES          SERVICE       AGGREGATE
AIM SUMMIT FUND                                CHARGE           FEE            FEE
-----------------------------------------     ---------      ---------      ---------

Class A Shares                                     0.00%          0.25%          0.25%

                                              MINIMUM
AIM TAX-EXEMPT FUNDS                           ASSET
--------------------                           BASED          MAXIMUM        MAXIMUM
                                               SALES          SERVICE       AGGREGATE
PORTFOLIO - CLASS A SHARES                     CHARGE           FEE            FEE
                                              ---------      ---------      ---------

AIM High Income Municipal Fund                     0.00%          0.25%          0.25%
AIM Tax-Exempt Cash Fund                           0.00%          0.25%          0.25%


           * The Distribution Fee is payable apart from the sales charge, if any, as stated in the current prospectus for the applicable Portfolio (or Class thereof)."


All other terms and provisions of the Plan not amended herein shall remain in full force and effect.

Dated:  March 27, 2006